 T. ROWE PRICE
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 Health Sciences Fund, Inc.

 Supplement to prospectus dated May 1, 1997
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 Effective February 18, 1998, the paragraph entitled Portfolio
Management on page 15 of the prospectus will be replaced with the following:

 The fund has an Investment Advisory Committee comprising the following members:
 Brian D. Stansky, Chairman, Andrew K. Bhak, Kris H. Jenner, Charles G. Pepin, Darrell M. Riley, Brian C. Rogers, and Michael
F. Sola. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Stansky became chairman of the fund's committee in February 1998. As chairman of the T. Rowe Price Media & Telecommunications Fund's committee as well as a member of the Investment Advisory Committees of the
T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price New Horizons Fund, Inc., and T. Rowe Price Science & Technology Fund, Inc., Mr. Stansky has been managing investments since 1996. He joined T. Rowe Price in 1989 as an investment analyst.

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 The date of this supplement is February 18, 1998.
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F10-041 02/18/98